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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 2, 2005

                                  Arkona, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


             Delaware                     0-24372                33-0611746
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 (State or other jurisdiction of        (Commission             (IRS Employer
 incorporation or organization)         File Number)         Identification No.)


10542 South Jordan Gateway, Suite 200
          South Jordan, Utah                                          84005
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(Address of Principal Executive Offices)                           (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (801) 501-7100


                                      N/A
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              (Former name, former address, and formal fiscal year,
                          if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


         [ ]      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 2.02  Results of Operations and Financial Condition.

         On August 2, 2005, Arkona, Inc. (the "Company") issued a press release entitled "Arkona Reports Record Growth For First Quarter." The full text of the press release is provided herewith as Exhibit 99.1.

         The information in Item 2.02 of this Report (including exhibit 99.1) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits.

                  99.1 Press Release issued by the Company dated August 2, 2005



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Arkona, Inc.



Dated:  August 5, 2005            By /s/ Alan Rudd
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                                       Alan Rudd
                                       Chief Executive Officer